Exhibit 99.1

[LOGO]

Disclaimer 2 Forward-Looking Information Statements contained in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by words such as "may," "will," "should," "expect," "anticipate," "believe," "estimate," "intend," "plan" and other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those expressed or implied in such statements. These factors include, but are not limited to: the effect of general economic conditions; the Company's indebtedness; risk of future impairment charges; trading volatility and the price of the Company’s common stock; the Company's results in any given period differing from guidance provided to the public; the highly competitive nature of the restaurant business; the Company's business strategy failing to achieve anticipated results; risks associated with the restaurant industry; risks associated with locations of current and future restaurants; rising costs for food commodities and utilities; shortages or interruptions in the supply or delivery of food; ineffective marketing and guest relationship initiatives and use of social media; changing health or dietary preferences; our engagement in business in foreign markets; harm to our brands' reputation; litigation; third-party claims with respect to intellectual property assets; environmental liability; liability relating to employees; failure to comply with applicable laws and regulations; failure to effectively implement restaurant development plans; our dependence upon our franchisees; concentration of Applebee's franchised restaurants in a limited number of franchisees; credit risk from IHOP franchisees operating under our previous business model; termination or non-renewal of franchise agreements; franchisees breaching their franchise agreements; insolvency proceedings involving franchisees; changes in the number and quality of franchisees; inability of franchisees to fund capital expenditures; heavy dependence on information technology; the occurrence of cyber incidents or a deficiency in our cybersecurity; failure to execute on a business continuity plan; inability to attract and retain talented employees; risks associated with retail brand initiatives; failure of our internal controls; and other factors discussed from time to time in the Company's Annual and Quarterly Reports on Forms 10-K and 10-Q and in the Company's other filings with the Securities and Exchange Commission. The forward-looking statements contained in this presentation are made as of the date hereof and the Company assumes no obligation to update or supplement any forward-looking statements. Non-GAAP Financial Measures This presentation includes references to the Company's non-GAAP financial measures "EBITDA" and "free cash flow." The Company defines "EBITDA" for a given period as income before income taxes less interest expense, loss on extinguishment of debt, depreciation and amortization, closure and impairment charges, non-cash stock-based compensation, gain or loss on disposition of assets and other charge backs as defined by its debt agreement. For fiscal 2014, "Free cash flow" for a given period was defined as cash provided by operating activities, plus receipts from notes and equipment contracts receivable ("long-term notes receivable"), less principal payments on capital lease and financing obligations, the mandatory 1% of Term Loan principal balance repayment, and capital expenditures. For fiscal 2015, "Free cash flow" for a given period is defined as cash provided by operating activities, plus receipts from notes and equipment contracts receivable ("long-term notes receivable"), less capital expenditures. Management utilizes EBITDA for debt covenant purposes and free cash flow to determine the amount of cash remaining for general corporate and strategic purposes and for the return of cash to stockholders pursuant to our capital allocation strategy, after the receipts from long-term receivables, and the funding of operating activities, capital expenditures and debt service. Management believes this information is helpful to investors to determine the Company's adherence to debt covenants and the Company's cash available for these purposes. EBITDA and free cash flow are supplemental non-GAAP financial measures and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with United States generally accepted accounting principles.

3 Julia Stewart Chairman and Chief Executive Officer Tom Emrey Chief Financial Officer Gregg Kalvin Senior Vice President, Corporate Controller Management Introduction

OVERVIEW OF DINEEQUITY 4

Key Highlights of the DineEquity Story

Applebee's and IHOP are two iconic brands with #1 positions in their respective categories for the last seven consecutive years [1]

- *Both brands outpaced their respective categories in 2014 based on industry sales data*
- *With more than 3,600 restaurants, DineEquity is one of the largest full-service restaurant companies in the world*

Successfully completed a securitization refinancing in 2014

- *Locked in an attractive interest rate of 4.28% for the next 7 years*
- *Annual cash interest savings of $34 million pre-tax*

99% franchised business model generates strong free cash flow with reduced volatility

- *Asset-lite franchise business model drives strong, consistent cash flow generation*
- *DineEquity has reduced its total debt by more than $1.0 billion since the end of 2007 [2]*

Balanced capital allocation strategy and commitment to return substantial cash to shareholders

- *Since the initiation of the new capital allocation plan in the first quarter of 2013, DineEquity has returned over $161 million combined, or 70% of free cash flow, to its shareholders in the form of quarterly cash dividends and share repurchases*

Centralized Supply Chain Services (CSCS) – Purchasing co-op mitigates commodity inflation for our brands

- *Our purchasing co-op enables franchisees to procure commodities at a lower cost and reduces distribution expenses*
- *Over the past 6 years, CSCS has generated total net savings and cost avoidances for the Applebee's and IHOP brands of approximately $215 million*

Strong management team with longstanding history at DineEquity and in the restaurant industry

- *DineEquity's CEO, Julia Stewart, has over 40 years of experience in the restaurant industry, with more than 16 of those years spent in the Applebee's and IHOP systems*

(1) Source: Nation's Restaurant News, "Top 100," June 30, 2014 (Applebee's rank based on 2013 U.S. system-wide sales in the "casual" dining category; IHOP rank based on 2013 U.S. system-wide sales in the "family" dining category).
(2) Total Debt includes Long-Term Debt, Capital Lease Obligations, Financing Obligations and Series A Preferred Stock.

dineEquity

5

Applebee's IHOP RESTAURANT

6 Our Brands Lead Their Respective Categories Casual Dining: Domestic System-wide Sales Family Dining: Domestic System-wide Sales Source: Nation’s Restaurant News, “Top 100,” June 30, 2014 (Applebee’s rank based on 2013 U.S. system-wide sales in the “casual” dining category; IHOP rank based on 2013 U.S. system-wide sales in the “family” dining category). ($ in millions) ($ in millions) 0 1,000 2,000 $3,000 IHOP $2,767 Denny's $2,408 Cracker Barrel $2,105 Waffle House $1,044 Bob Evans $953 U . S . S y s t e m w i d e S a l e s 0 1,000 2,000 3,000 4,000 $5,000 Applebee's $4,517 Olive Garden $3,669 Chili's $3,547 Buffalo Wild Wings $2,784 Outback Steakhouse $2,455 U . S . S y s t e m w i d e S a l e s

DineEquity has delivered on its goals to drive the business forward Solid Track Record of Delivering What We Promised Source: Company Form 10-K filings (1) Total Debt includes Long-Term Debt, Capital Lease and Financing Obligations (including current maturities), and Series A Preferred Stock 7 Goals Restore same-restaurant sales momentum at both brands Re-engineered the menu to improve sales trends and franchisee profitability Improved operational execution at both Applebee’s and IHOP Refranchise the Applebee’s system Refranchised 479 Applebee’s restaurants since the acquisition Increased the Applebee’s system from 74% to 99% franchised Strong free cash flow generation Reduced G&A by more than 24% from $193 million in 2007 to $146 million in 2014 Implemented a shared services model to be more effective and efficient Reduced capital expenditures by 81% from $32 million in 2008 to just under $6 million in 2014 Reduction of debt Reduced total debt from $2.7 billion at December 31, 2007 to $1.5 billion at December 31, 2014(1) Current securitized debt has a long-term fixed interest rate of 4.28%     Result Actions Implemented

8 Consistent Franchisee Development IHOP and Applebee’s Consolidated Gross Development 2010-2014 Source: Company Form 10-K filings. Strong and stable franchisee development is a key strategic priority 0 20 40 60 80 100 2010 91 2011 82 2012 82 2013 84 2014 92 G r o s s D e v e l o p m e n t ( I H O P & A p p l e b e e ' s )

9 Source: Company’S fiscal 2014 Form 10-K. Data as of December 31, 2014. Applebee’s and IHOP are powerful brands with a strong national presence across the U.S. Strong Presence Across All 50 States 5 4 19 1 4 1 20 7 9 3 5 8 19 21 7 2 3 5 9 12 12 15 15 30 22 37 32 21 32 39 24 32 23 28 28 22 30 150 79 52 52 193 232 51 8 3 42 7 40 2 2 12 3 17 5 8 12 14 16 20 12 6 19 11 17 109 70 60 113 79 92 87 105 117 65 58 58 6 8 58 12 24 14 39 31 43 37 42 27 26 21 26 22 47 42 23 34 28 51 or more locations 21 – 50 locations 20 or fewer locations 51 or more locations 21 – 50 locations 20 or fewer locations Domestic Franchise 1,414 Domestic Area License 154 Company-Owned 11 1,579 International Franchise 58 International Area License 13 1,650 IHOP System December 2014 Total U.S. Locations Total Locations Domestic Franchise 1,847 Company-Owned 23 Total U.S. Locations 1,870 International Franchise 147 2,017 Applebee's System December 2014 Total Locations

DineEquity's Diversified Sources of Revenue



dineEquity
IHOP RESTAURANT
Applebee's
Royalties ~4.5%
Sale of Pancake / Waffle Dry-Mix
Franchise Fees (1)
Financing Revenues
Rental Revenues
Royalties ~4.0%
Franchise Fees

Note: IHOP revenue sources exclude advertising fund contributions from franchisees, which are recognized as revenue and a corresponding expense of franchise operations for accounting purposes.

(1) Includes both a location fee and franchise fee. Varies depending on single or multi-restaurant agreement. Franchise fees are associated with franchise agreements and the revenue generated by this segment varies depending on the number of new franchise agreements in a given year.

dineEquity

10

Applebee's IHOP

OUR STRATEGY 11

The DineEquity story is one of strong and stable free cash flow and returning it to shareholders Maximize the Business Innovate and Evolve Strong Brands Manage Costs 1 Facilitate Franchisee Development 2 3 DineEquity is focused on generating free cash flow DineEquity’s Value Creation Strategy 12 Drive Strong Free Cash Flow Return it to Shareholders Meaningful Dividend Share Repurchases

Two Iconic Brands on the Upswing 13 Fiscal 2014 same-restaurant sales increased 3.9% strongest full-year sales increase since fiscal 2004. Fourth quarter 2014 same- restaurant sales increased 2.8% best quarterly sales increase since the second quarter of 2011. Strong momentum as we enter 2015 Fourth quarter 2014 same- restaurant sales increased 6.1% highest quarterly sales increase since the first quarter of 2004.

14 Same-Restaurant Sales Performance Applebee’s System-wide Same-Restaurant Sales IHOP System-wide Same-Restaurant Sales Source: Company’s fiscal 2014 Form 10-K and Company’s 2015 financial performance guidance as of February 25, 2015 Innovate and Evolve Strong Brands 1

1 Operational Excellence Achieving consistent operations executional excellence Testing new service and guest interface models Streamlined the menu, making it easier to execute and a better experience for our guests Marketing Goal to be number one in brand perception with our target markets Emphasis on promoting unique products and value offerings New strategies and promotions to grow sales in each day part, including lunch and Late Night Advertising and Media Developing exciting new campaigns, which reflect the broader changes for the brand Menu Menu innovation – since December 2007, 90% of the menu has been upgraded or changed Intense focus on 18-month pipeline of new and tested menu items Frequent new rollouts, including the new Shareables, Pub Plates, and Bar Snacks Remodel Development New remodel package with 2014 near completion goal As of December 31, 2014, approximately 90% of the domestic system has the new look Applebee’s franchisees are expected to open between 30 and 40 new restaurants in 2015, the majority of which are expected to be opened in the U.S.(1) International growth is an opportunity Focus on countries where we currently have a presence 15 Hitting the Reset Button One of the Best Known Casual Dining Brands (1) Source: Company’s 2015 financial performance guidance as of February 25, 2015. Innovate and Evolve Strong Brands 1

Mushroom Swiss The American Standard Your Neighborhood Grill & Bar Refreshing Drinks New Appetizer Platform Every Day Value NEW All-In BurgersTM 16 Whiskey Smash Strawberry Lemonade Quencher Innovate and Evolve Strong Brands 1

1 17 Remodel Program Innovate and Evolve Strong Brands 1

1 Operational Excellence Improving operations to drive sustainable and positive same-restaurant sales and traffic Marketing Refining our marketing message and guest testimonial creative strategy Communicating our value proposition effectively Advertising and Media Increased contribution to the IHOP national advertising fund by a large majority of IHOP franchisees Maximizing media investment through an improved buying process Expanding our reach through the use of digital and social media Menu Streamlining the menu and improving usability New menu design launched in June 2013; Latest updated menu introduced on February 9, 2014 Building a pipeline of fresh offerings Accelerating menu innovation to create items that are unique to IHOP Remodel Development Next evolution of the remodel program in progress IHOP franchisees and its area licensees are expected to develop between 50 and 60 new restaurants in 2015, the majority of which are projected to be opened in the U.S.(1) International growth is an opportunity 18 Iconic Brand within Family Dining (1) Source: Company’s 2015 financial performance guidance as of February 25, 2015. Innovate and Evolve Strong Brands 1

1 Continuous Menu Innovation Raspberry White Chocolate Chip Pancakes NEW Salted Caramel Coffee Simple & Fit: Whole Wheat Waffle French Toast Combo NEW Turkey & Avocado Bennie NEW Criss-Croissants 19 Drive Excitement Through Culinary Innovation and Advertising Innovate and Evolve Strong Brands 1

1 20 Innovate and Evolve Strong Brands 1 Remodel Program

DineEquity is in the long-term brand building business 21 Innovate and Evolve Strong Brands 1

2 Note: As of December 31, 2014, DineEquity’s company restaurant operations segment consisted of 23 Applebee's company-operated restaurants and 11 IHOP company-operated restaurants. Source: Company ‘s fiscal 2014 Form 10-K IHOP’s restaurant base has grown by approximately 23% since the end of 2007 During that time, 479 Applebee’s company-operated restaurants have been refranchised DineEquity is a 99% franchised system % Franchised 22 Investing in Talent and Systems to Drive Development Globally DineEquity Restaurant Count 1,465 1,598 1,609 1,701 1,842 2,011 1,988 1,994 1,333 1,385 1,443 1,493 1,535 1,569 1,607 1,639 522 417 412 320 192 35 36 34 3,320 3,400 3,464 3,514 3,569 3,615 3,631 3,667 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2007 84% 2008 88% 2009 88% 2010 91% 2011 95% 2012 99% 2013 99% 2014 99% Applebee's - Franchise IHOP - Franchise & Area License Applebee's & IHOP - Company - Operated Facilitate Franchisee Development 2

3 Source: Company’s Form 10-K filings and press releases. Comprised of actual IHOP G&A expense plus pro forma Applebee’s G&A expense as disclosed in the Company’s 2007 Form 10-K, less certain one-time costs primarily related to additional stock-based compensation triggered by the Applebee’s acquisition and severance costs for employees terminated in connection with the acquisition as well as costs related to the exploration of strategic alternatives for enhancing shareholder value. $9 Legal Settlement 23 Track Record of Cost Containment ($ in millions) General & Administrative Expense (2) 0 50 100 150 200 2007 $193 (1) 2008 $182 2009 $158 2010 $160 2011 $156 2012 $163 2013 $144 2014 $146 2015 Guidance Projected $149-$153 Manage Costs 3 We are making prudent investments in talent to support future growth and will incur modest incremental costs to support our new securitized debt structure

3 Source: Company Form 10-K filings and press releases. (1) We incurred a substantial amount of indebtedness to finance the Applebee's acquisition. As a result, our interest expense increased significantly from that reported in prior years. 24 Track Record of Cost Containment Corporate Interest Expense ($ in millions) (1) 0 100 200 300 2007 $29 2008 $203 2009 $186 2010 $172 2011 $133 2012 $114 2013 $100 2014 $97 2015 Guidance Projected $63 Manage Costs 3 Our new securitized debt structure locks in an attractive interest rate of 4.28% for the next 7 years

3 Source: Company Form 10-K filings and press releases. 25 ($ in millions) Capital Expenditures (2009 - 2014) Manage Costs 3 99% Franchised System Requires Minimal Capital Expenditures DineEquity is making prudent investments in technology and future restaurant prototyping to drive future growth

Fiscal 2015 Free Cash Flow Guidance 26 Fiscal 2015 Free Cash Flow Guidance using New Definition (in millions) Cash flows provided by operations $115 - 125 Approximate receipts from long-term receivables (excluding direct financing leases) 8 Approximate capital expenditures (9) Free cash flow (1) $114 - 124 Fiscal 2014 Free Cash Flow using Prior Definition (in millions) Cash flows provided by operations $118.5 Principal receipts from long-term receivables (including direct financing leases) 15.3 Principal payments on capital leases and financing obligations (11.8) Capital expenditures (5.9) Mandatory debt service payments (3.5) Free cash flow $112.5 Beginning in fiscal 2015, DineEquity adopted a more traditional definition of free cash flow, which excludes direct financing lease receivables, principal payments on capital leases and financing obligations, and mandatory debt service payments from the calculation. (1) Includes incremental use of cash of approximately $10 million due to 13 monthly rental payments in fiscal 2015 (53rd week) compared to 12 monthly rental payments in fiscal 2014.

REFINANCING AND CAPITAL ALLOCATION 27

Whole Business Securitization Refinancing Completed (1) Blended interest rate on Senior Secured Credit Facility at a variable interest rate of 3.75% and Senior Notes at a fixed rate of 9.5% 28 Total $1,226M x 7.32%(1) = $90M in Interest Securitized $1,300M x 4.28% = $56M in Interest Cash Interest Savings: $34M Pre-Tax Seven years at a fixed rate. No mandatory amortization if leverage is under 5.25x Debt/EBITDA.

New Capital Allocation Strategy 29 Board has authorized a meaningful increase in the quarterly dividend Quarterly $0.75 $0.875 Annual $3.00 dividend $3.50 In addition, the Board has replenished our share repurchase authorization to $100 million Significant 17% increase in quarterly dividend announced in the fourth quarter of 2014 We plan to return capital to shareholders through a sustainable program of quarterly cash dividends and share repurchases

30 Capital Allocation Summary Source: Company Form 10-K and Press Release (1) Excludes the fourth quarter 2014 declared dividend of approximately $17 million paid on January 9, 2015 ($ in Millions) Since the capital allocation strategy was announced in the first quarter of 2013, DineEquity has returned over $161 million to its shareholders in the form of quarterly cash dividends and share repurchases Meaningful 17% increase in the quarterly cash dividend that went into effect with the fourth quarter 2014 dividend Generated strong free cash flow of approximately $113 million in fiscal 2014

Solid Track Record Strong brand performance at both Applebee’s and IHOP DineEquity has two strong brands – each ranked #1 in their respective categories for seven consecutive years through fiscal 2014 based on U.S. system-wide sales (1) Disciplined G&A management Reduced total debt by over $1.0 billion since the Applebee’s acquisition in November 2007 Commitment to Cash Flow Generation Completion of the refranchising program in October 2012 resulted in a less capital intensive business model At 99% franchised, the business model generates strong free cash flow with reduced volatility What Lies Ahead Evolve and innovate to drive consistent and sustainable positive same-restaurant sales and traffic Extend the reach of DineEquity’s brands by expanding the international footprint and developing incremental franchised locations Execute against our strategic priorities to enhance our brands and build a platform for sustainable growth, including a potential acquisition. Summary: Strategy and Implementation Produces Results (1) Source: Nation’s Restaurant News, “Top 100,” June 30, 2014 (Applebee’s rank based on 2013 U.S. system-wide sales in the “casual” dining category; IHOP rank based on 2013 U.S. system-wide sales in the “family” dining category). 31